UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 6, 2013

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure.

On June 6, 2013, Mack-Cali Realty Corporation, a Maryland corporation (the “Company”) and the general partner of Mack-Cali Realty, L.P., will participate in the REIT Week investor conference hosted by the National Association of Real Estate Investment Trusts (“NAREIT”) at which members of the Company’s management will make a presentation to investors. A copy of the Company’s presentation materials for this NAREIT conference is furnished herewith as Exhibit 99.1.

Limitation of Incorporation by Reference

In accordance with General Instruction B.2. of Form 8-K, this information, including Exhibit 99.1 furnished herewith, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act. The information in this Item 7.01 of this Current Report on Form 8-K (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Cautionary Statements

This Current Report on Form 8-K, including the exhibits furnished herewith, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of various factors, including those listed in Exhibit 99.1 on page 1 and incorporated by reference herein. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by U.S. federal securities laws, we do not intend to update any of the forward-looking statements to reflect circumstances or events that occur after the statements are made or to conform the statements to actual results. The information contained in this Current Report on Form 8-K, including the exhibit filed herewith, should be viewed in conjunction with the consolidated financial statements and notes thereto appearing in the Company’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: June 6, 2013	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and Chief Executive Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: June 6, 2013	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation.